
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                          PROSPECTUS DATED MAY 1, 2000
                                      FOR

                          CORPORATE SPONSORED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

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
PREMIUM REMITTANCE CENTER:                                   SERVICE OFFICE:
  New York Life Insurance and Annuity Corporation              New York Life Insurance and Annuity Corporation
  P.O. Box 930652                                              NYLIFE Distributors Inc.
  Kansas City, MO 64193-0652                                   Attention: Executive Benefits
                                                               11400 Tomahawk Creek Parkway, Suite 200
                                                               Leawood KS 66211
                                                               Telephone: (913) 906-4000

     This prospectus describes a flexible premium corporate sponsored variable universal life insurance policy which New York Life Insurance and Annuity
Corporation ("NYLIAC") issues. We designed the policy to provide insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
The policyowner is the person(s) and/or entity(ies) who own(s) the policy. The policyowner has all rights of ownership while the insured is alive.

     The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of funding options, including a guaranteed interest option and twenty-two variable investment options. The variable investment options invest in a corresponding portfolio of a mutual fund, as specified below:

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
MAINSTAY VP SERIES FUND, INC.
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   American Century Income & Growth
--   Dreyfus Large Company Value
--   Eagle Asset Management Growth Equity
THE ALGER AMERICAN FUND
--   Alger American Small Capitalization
CALVERT VARIABLE SERIES, INC.
--   Calvert Social Balanced
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--   Fidelity VIP Equity-Income
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--   Fidelity VIP II Contrafund(R)
JANUS ASPEN SERIES
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--   Morgan Stanley UIF Emerging Markets Equity
T. ROWE PRICE EQUITY SERIES, INC.
--   T. Rowe Price Equity Income

     We do not guarantee the investment performance of these investment options, which involve varying degrees of risk.

     The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment options. There is no guaranteed minimum cash surrender value for a policy. However, while a policy is in force, a policy's death benefit will never be less than its face amount, less any policy debt. Although premiums are flexible, the policyowner may have to make additional premium payments to keep the policy in effect. We may terminate the policy if its cash surrender value less any policy debt is too small to pay the policy's monthly charges. We may also terminate the policy if there is an excess loan. In either case, we will give you a period of time to make a sufficient payment and avoid termination.

     The policyowner can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. The policyowner can also surrender the policy. A surrender charge will apply if the policyowner surrenders the policy during the first nine policy years. This charge may also apply if the policyowner requests a reduction of the face amount or if the policy terminates.

     The policyowner may examine the policy for a limited period of time following its delivery, and cancel it for a full refund of the greater of the cash value or premiums paid. Replacing existing insurance with this policy may not be to the policyowner's advantage.

     The policyowner should read this prospectus and keep it for further reference. It contains information that the policyowner should know before investing in a NYLIAC corporate sponsored variable universal life insurance policy. This prospectus is valid only when accompanied by the prospectuses of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, The Universal Institutional Funds, Inc., and the T. Rowe Price Equity Series, Inc. (the "Funds," each individually a "Fund").

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

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SECTION I: DEFINITION OF TERMS.........    4
SECTION II: BASIC QUESTIONS AND ANSWERS
  ABOUT US AND OUR POLICY..............    5
   1. What are NYLIAC and New York
       Life?...........................    5
   2. What variable life insurance
       policy are we offering?.........    5
   3. How is the policy available?.....    5
   4. What is the Cash Value of the
       policy?.........................    5
   5. What are the Investment Divisions
       of the Separate Account?........    5
   6. How is the value of an
       Accumulation Unit determined?...    6
   7. What is the Fixed Account?.......    6
   8. Does the policy have a Cash
       Surrender Value?................    6
   9. How long will the policy remain
       in force?.......................    6
  10. Is the amount of the death
       benefit guaranteed?.............    6
  11. Is the death benefit subject to
       income taxes?...................    7
  12. What is a modified endowment
       contract?.......................    7
  13. Can the policy become a modified
       endowment contract?.............    7
  14. What are planned premiums?.......    7
  15. What are unplanned premiums?.....    7
  16. What happens when the first
       premium is paid?................    7
  17. When are subsequent premiums put
       into the Fixed Account and the
       Separate Account?...............    8
  18. How are Net Premiums allocated
       among the Allocation
       Alternatives?...................    8
  19. What are the current charges
       against the policy?.............    8
  20. Are loans available under the
       policy?.........................    8
  21. Does the policyowner have a right
       to cancel?......................    8
  22. Can the policyowner exchange the
       policy?.........................    9
  23. How is a person's age
       calculated?.....................    9
SECTION III: CHARGES UNDER THE
  POLICY...............................   10
  Deductions from Premiums.............   10
     Sales Expense Charge..............   10

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     State Tax Charge..................   10
     Federal Tax Charge................   10
  Deductions from Accumulation Value
     and Fixed Account Value...........   10
     Monthly Contract Charge...........   10
     Cost of Insurance Charge..........   10
  Deductions from the Separate
     Account...........................   11
     Mortality and Expense Risk
       Charge..........................   11
     Other Charges for Federal Income
       Taxes...........................   11
  Fund Charges.........................   11
  Surrender Charge.....................   12
     Surrender Charge Limits...........   13
     How the Policy Works..............   13
SECTION IV: THE SEPARATE ACCOUNT, THE
  FUNDS AND THE FIXED ACCOUNT..........   14
  The Separate Account.................   14
     Your Voting Rights................   14
     Our Rights........................   14
  MainStay VP Series Fund, Inc. .......   15
  The Alger American Fund..............   15
  Calvert Variable Series, Inc. .......   16
  Fidelity Variable Insurance Products
     Fund (VIP) and Fidelity Variable
     Insurance Products Fund II (VIP
     II)...............................   16
  Janus Aspen Series...................   16
  The Universal Institutional Funds,
     Inc. .............................   16
  T. Rowe Price Equity Series, Inc.....   17
  The Portfolios.......................   17
  The Fixed Account....................   20
     Interest Crediting................   20
     Transfers to Investment
       Divisions.......................   20
  Investment Return....................   21
  Performance Calculations.............   21
SECTION V: GENERAL PROVISIONS OF THE
  POLICY...............................   22
  When Life Insurance Coverage Begins..   22
  Premiums.............................   22
  Payments Returned for Insufficient
     Funds.............................   22
  Termination..........................   22
  Death Benefit Under the Policy.......   22
     Selection of Life Insurance
       Benefit Table...................   23
       Corridor Table..................   24
       CVAT Table......................   25

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

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     The Effect of Investment
       Performance on the Death
       Benefit.........................   25
     Face Amount Changes...............   26
     Life Insurance Benefit Option
       Changes.........................   26
  Cash Value and Cash Surrender Value..   26
     Cash Value........................   26
     Cash Surrender Value..............   27
  Transfers............................   27
  Third Party Investment Advisory
     Arrangements......................   27
  Partial Withdrawals..................   27
  Loans................................   28
     Loan Account......................   28
     Interest on Value in Loan
       Account.........................   28
     Loan Interest.....................   28
     Repayment.........................   29
  Free Look Provision..................   29
  Exchange Privilege...................   29
SECTION VI: ADDITIONAL INFORMATION.....   30
  Directors and Principal Officers of
     NYLIAC............................   30
  Federal Income Tax Considerations....   31
  Tax Status of NYLIAC and the Separate
     Account...........................   31
     Charges for Taxes.................   32
     Diversification Standards and
       Control Issues..................   32
     Life Insurance Status of Policy...   32
     Modified Endowment Contract
       Status..........................   33
     Surrenders and Partial
       Withdrawals.....................   33
     Loans and Interest Deductions.....   34

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
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     Corporate Alternative Minimum
       Tax.............................   34
     Exchanges or Assignments of
       Policies........................   35
     Other Tax Issues..................   35
     Withholding.......................   35
  Reinstatement Option.................   35
  Additional Benefits Available by
     Rider.............................   36
     Adjustable Term Insurance Rider...   36
     Alternate Cash Surrender Value
       Benefit Rider...................   36
  Payment Options......................   36
     Payees............................   37
     Proceeds at Interest Options
       (Options 1A and 1B).............   37
     Life Income Option (Option 2).....   37
  Beneficiary..........................   37
  Change of Ownership..................   38
  Assignment...........................   38
  Limits on Our Rights to Challenge the
     Policy............................   38
  Misstatement of Age or Sex...........   38
  Suicide..............................   38
  When We Pay Proceeds.................   38
  Records and Reports..................   39
  Sales and Other Agreements...........   39
  Legal Proceedings....................   39
  Experts..............................   39
  Financial Statements.................   40
APPENDIX A: ILLUSTRATIONS..............  A-1
APPENDIX B: SURRENDER CHARGE PREMIUM
  RATES PER THOUSAND...................  B-1
FINANCIAL STATEMENTS...................  F-1

     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                                   SECTION I:

                              DEFINITION OF TERMS

ACCUMULATION UNIT--An accounting unit we use to calculate the value in the Investment Divisions. Net Premiums and transfers that are allocated to the Investment Divisions purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE--The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES--The 22 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 21 Allocation Alternatives at any one time.

BASE FACE AMOUNT--The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY--The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY--Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, the day before Christmas, Martin Luther King, Jr. Day, the day after Independence Day and the Friday after Thanksgiving. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE--An amount equal to the Cash Value less any surrender charges.

CASH VALUE--The sum of (a) the Accumulation Value, (b) the value in the Fixed Account and (c) the value in the Loan Account.

FACE AMOUNT--Base Face Amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT--The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account.

FUND--An open-end management investment company.

INSURED--The person whose life the policy insures.

INVESTMENT DIVISIONS--The 22 divisions of the Separate Account that are available as Allocation Alternatives under the policy.

ISSUE DATE--The date we issue the policy, as shown on page 2 of the policy.

LOAN ACCOUNT--The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's general account.

MONTHLY DEDUCTION DAY--The date as of which we deduct the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date.

NET PREMIUM--Premium you pay less the sales expense, state tax and federal tax charges.

POLICY DATE--The starting date for determining policy anniversaries, Policy Years and Monthly Deduction Days, as shown on page 2 of the policy.

POLICY DEBT--The amount of any outstanding loans under the policy, including accrued interest.

POLICY YEAR--The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PORTFOLIOS--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT--NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under the policies.

                                  SECTION II:

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in all states and the District of Columbia. NYLIAC is the issuer of the policies and the depositor of the Separate Account. In addition to the policies described in this prospectus, NYLIAC issues other life insurance policies and annuities. NYLIAC is also the depositor for other NYLIAC separate accounts.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual insurance company founded in New York in 1845. NYLIAC held assets of $29.669 billion at the end of 1999. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this prospectus we offer a flexible premium corporate sponsored variable universal life insurance policy. The policy provides a death benefit, Cash Surrender Value, loan privileges, withdrawal privileges and flexible premiums. It is called "flexible" because the policyowner may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the Face Amount (subject to certain restrictions). It is called "variable" because the death benefits, policy duration and Cash Surrender Values may go up or down depending on the performance of the Investment Division(s) to which the policyowner allocates his or her Cash Value.

     The policy is a legal contract between the policyowner and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.

3. HOW IS THE POLICY AVAILABLE?

     The policy is available as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount, frequency and timing of premiums, (2) the investment experience of the Investment Divisions the policyowner selects, (3) the interest we credit to amounts in the Fixed Account and the Loan Account, and (4) any partial withdrawals or charges we impose on the policy. The policyowner bears the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but he or she also reaps the benefit of any appreciation in their value.

5. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT?

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount to 23 Allocation Alternatives. The Allocation Alternatives consist of

22 Investment Divisions and the Fixed Account. The 22 Investment Divisions are listed on the first page of this prospectus.

6. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate the value of an Accumulation Unit at the end of each day the New York Stock Exchange ("NYSE") is open for business. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b)-c

          Where: a = the sum of:

                       (1) the net asset value of a Portfolio share held in the
                           Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                       (2) the per share amount of any dividends or capital gain
                           distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

                   b = the net asset value of a Portfolio share held in the
                       Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

                   c = a factor representing the mortality and expense risk
                       charge. This factor is deducted on a daily basis. For Policy Years one through ten, it is currently equal to an annual rate of .70% of the average daily net asset value of each Investment Division's assets. For Policy Years eleven and later, we currently expect to reduce this charge to an annual rate of .30% of the average daily net asset value of each Investment Division's assets.

7. WHAT IS THE FIXED ACCOUNT?

     In addition to the Investment Divisions, the policyowner may allocate or transfer amounts to the Fixed Account. We will credit Net Premiums applied to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, or amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time.

8. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The policyowner may surrender the policy at any time and receive its Cash Surrender Value less any Policy Debt. We also allow partial withdrawals subject to certain restrictions. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value." The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Cash Value and the amounts held in the Fixed Account and the Loan Account. It may increase or decrease daily.

     For federal income tax purposes, the policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the policy. However, the policyowner may be taxed on all or a part of the amount distributed for certain partial withdrawals and loans. See "Section V: General Provisions of the Policy--Cash Value and Cash Surrender Value" and "Section VI:
Additional Information--Federal Income Tax Considerations."

9. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

10. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, and we receive satisfactory proof of death, we will pay the death benefit less any Policy Debt.

11. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     A death benefit paid under our policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. See "Section
VI: Additional Information--Federal Income Tax Considerations."

12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven policy years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a policy after it is issued can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, the policyowner may incur a penalty tax if he or she is not yet age 59 1/2 and no other exception is applicable.

13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy may become a modified endowment contract. We currently test a policy when it is issued to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven Policy Years. We base the test on the policy as issued, the first premium received, and on the assumption that there are no increases in premiums or decreases in benefits during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See "Section VI: Additional Information--Federal Income Tax Considerations--Modified Endowment Contract Status."

14. WHAT ARE PLANNED PREMIUMS?

     The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

15. WHAT ARE UNPLANNED PREMIUMS?

     While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age
95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. See "Section V: General Provisions of the Policy--Premiums."

16. WHAT HAPPENS WHEN THE FIRST PREMIUM IS PAID?

     We will allocate the first premium (and any other premiums received on or before the last day of the free look period) to our general account. We will deduct sales expense, state tax and federal tax charges from premiums on the Issue Date. Deductions made on the Issue Date will be calculated as of the later of the Policy Date or the date the premium is received. We will also deduct the monthly contract charges, cost of insurance charges and cost for any riders as of the first Monthly Deduction Day and as of each subsequent Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. The Net Premium less the monthly charges will remain in the general account through the last day of the free look period. We will credit amounts in the general account with interest beginning on the later of the Policy Date or the date we receive such amounts and ending on the last day of the free look period. We set the rate of interest using a fixed interest rate which we declare periodically. We will allocate Net Premiums less the monthly charges plus interest to the Investment Divisions or to the Fixed Account in accordance with the policyowner's instructions when the free look period ends.

17. WHEN ARE SUBSEQUENT PREMIUMS PUT INTO THE FIXED ACCOUNT AND THE SEPARATE ACCOUNT?

     On the Business Day that we receive a subsequent premium, we will apply the Net Premium to the Separate Account and to the Fixed Account in accordance with the policyowner's allocation election. We apply Net Premiums at the next determined Accumulation Unit value.

18. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     The policyowner may allocate Net Premiums to the Fixed Account and any of the 22 Investment Divisions. The policyowner may also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at any time.

19. WHAT ARE THE CURRENT CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether planned or unplanned. We deduct a sales expense charge of 2.25% to partially cover sales expenses. We also make deductions of 2% and 1.25% for state tax and federal tax charges, respectively.

     In addition, on each Monthly Deduction Day, we make the following deductions:

          (a) a monthly contract charge equal to $7.50 ($90.00 annually);

          (b) a monthly cost of insurance charge; and

          (c) the monthly cost for any riders attached to the policy.

     For certain underwritten policies, we may also make a deduction for any temporary flat extras as set forth on page 2 of the policy. A temporary flat extra is a charge per $1,000 of Face Amount made against the Cash Value for the amount of time specified on the policy data page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on page two of the policy. The first Monthly Deduction Day is the first monthly anniversary of the Policy Date on or following the Issue Date. All monthly deductions are made from each of the Investment Divisions and the Fixed Account in proportion to the amount of the policy's Cash Value in each.

     Also, we deduct a mortality and expense risk charge on a daily basis against the assets of each Investment Division. For Policy Years one through ten, we currently charge an annual rate of .70% of the average daily net asset value of each Investment Division. For Policy Years eleven and later, we currently expect to reduce the mortality and expense risk charge to an annual rate of .30% of the average daily net asset value of each Investment Division. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     Currently, we are not making any charges for income taxes against the Separate Account. We reserve the right to make charges in the future for federal income taxes attributable to it.

     Additionally, upon a surrender or a requested decrease in Face Amount during the first nine Policy years, we may assess a surrender charge. Partial withdrawals are subject to a charge equal to the lesser of $25 or 2% of the amount withdrawn.

     See "Section III: Charges Under the Policies" and "Section VI: Additional Information--Federal Income Tax Considerations."

20. ARE LOANS AVAILABLE UNDER THE POLICY?

     Using the policy as sole security, the policyowner can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to
(i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

21. DOES THE POLICYOWNER HAVE A RIGHT TO CANCEL?

     The policyowner has the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later (or such period as may be required by state law in some cases). The policyowner may return the policy to our Service Office or to the registered representative who sold the policy. See "Section V: General Provisions of the Policy--Free Look Provision."

22. CAN THE POLICYOWNER EXCHANGE THE POLICY?

     The policyowner has the right during the first 24 months following the Issue Date to exchange the policy for a permanent plan of life insurance that we offer for this purpose. See "Section V: General Provisions of the Policy--Exchange Privilege."

23. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, we base the cost of insurance charges on the issue age and policy duration.

                                  SECTION III:

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

     SALES EXPENSE CHARGE.

     The sales expense charge is 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

     STATE TAX CHARGE.

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.75% to 3.00%. We deduct 2% of each premium to cover state taxes. Two percent represents the approximate average of the taxes assessed by the states, and will be assessed uniformly to all policies. We reserve the right to increase this charge consistent with changes in applicable law. In Oregon, this tax is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

     FEDERAL TAX CHARGE.

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     MONTHLY CONTRACT CHARGE.

     The monthly charge currently equal to $7.50 ($90.00 annually) compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with policyowners. This charge is not designed to produce a profit. If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 monthly ($108.00 annually).

     COST OF INSURANCE CHARGE.

     A charge for the cost of insurance is deducted on each Monthly Deduction Day. Maximum cost of insurance rates are set forth on page 2.2 of your policy. The current rates are based on the gender, smoker class, duration, underwriting class and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                   a*(b - c)

     Where:  a = the applicable cost of insurance rate
               b = the number of thousands of death benefit as of the Monthly
                   Deduction Day divided by 1.0032737,
               c = the number of thousands of Cash Value as of the Monthly
                   Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

     For insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE.

     We charge the Investment Divisions for the mortality and expense risks we assume. For Policy Years one through ten, we currently charge an annual rate of
 .70% of the average daily net asset value of each Investment Division. For Policy Years eleven and later, we currently expect the mortality and expense risk charge to reduce to an annual rate of .30% of the average daily net asset value of each Investment Division. We deduct the mortality and expense risk charge on a daily basis. At our option, we may change the mortality and expense risk charge, subject to a maximum annual rate of .90%.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     OTHER CHARGES FOR FEDERAL INCOME TAXES.

     We reserve the right to make a charge for Separate Account federal income tax liabilities, should the law change to require the taxation of separate accounts. See "Section VI: Additional Information--Federal Income Tax Considerations."

FUND CHARGES

     The Investment Divisions purchase shares of the relevant Portfolios at net asset value. The price reflects advisory fees, administration fees and other expenses that have already been deducted from the assets of the Portfolios. The Portfolios do not impose a sales charge. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Fund or its agents, which are based on 1999 expenses, and may reflect estimated changes:

                                                                                         MAINSTAY VP
                               MAINSTAY VP    MAINSTAY VP                                HIGH YIELD     MAINSTAY VP     MAINSTAY VP
                                 CAPITAL         CASH       MAINSTAY VP    MAINSTAY VP    CORPORATE    INTERNATIONAL       TOTAL
                               APPRECIATION   MANAGEMENT    CONVERTIBLE    GOVERNMENT       BOND          EQUITY          RETURN
                               ------------   -----------   -----------    -----------   -----------   -------------    -----------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)(a)
Advisory Fees................     0.36%          0.25%         0.36%          0.30%         0.30%          0.60%           0.32%
Administration Fees..........     0.20%          0.20%         0.20%          0.20%         0.20%          0.20%           0.20%
Other Expenses...............     0.06%          0.06%         0.15%          0.09%         0.07%          0.27%           0.06%
Total Fund Annual Expenses...     0.62%          0.51%         0.71%          0.59%         0.57%          1.07%           0.58%


                               MAINSTAY VP   MAINSTAY VP
                                  VALUE         BOND
                               -----------   -----------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)(a)
Advisory Fees................     0.36%         0.25%
Administration Fees..........     0.20%         0.20%
Other Expenses...............     0.07%         0.05%
Total Fund Annual Expenses...     0.63%         0.50%

                                MAINSTAY VP   MAINSTAY VP   ALGER AMERICAN   CALVERT                       FIDELITY VIP
                                  GROWTH        INDEXED         SMALL         SOCIAL     FIDELITY VIP II     EQUITY-
                                  EQUITY        EQUITY      CAPITALIZATION   BALANCED      CONTRAFUND         INCOME
                                -----------   -----------   --------------   --------    ---------------   ------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)(a)
Advisory Fees..................    0.25%         0.10%          0.85%         0.70%(c)        0.59%           0.49%
Administration Fees............    0.20%         0.20%          0.00%         0.00%           0.00%           0.00%
Other Expenses.................    0.04%         0.06%          0.04%         0.18%(c)        0.11%           0.09%
Total Fund Annual Expenses.....    0.49%         0.36%          0.89%         0.88%(c)        0.70%(d)        0.58%(d)

                                               JANUS ASPEN       MORGAN
                                 JANUS ASPEN     SERIES       STANLEY UIF
                                   SERIES       WORLDWIDE       EMERGING
                                  BALANCED       GROWTH      MARKETS EQUITY
                                 -----------   -----------   --------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)(a)
Advisory Fees..................     0.65%         0.65%          0.00%
Administration Fees............     0.00%         0.00%          0.00%
Other Expenses.................     0.02%         0.05%          1.95%
Total Fund Annual Expenses.....     0.67%(e)      0.70%(e)       1.95%(f)

                                                                   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                                    AMERICAN       DREYFUS     EAGLE ASSET
                                                                     CENTURY        LARGE      MANAGEMENT      T. ROWE
                                                                    INCOME &       COMPANY       GROWTH      PRICE EQUITY
                                                                     GROWTH         VALUE        EQUITY         INCOME
                                                                   -----------   -----------   -----------   ------------
FUND ANNUAL EXPENSES AFTER
 REIMBURSEMENT (as a % of
 average net assets)(a)
Advisory Fees...............................................          0.50%         0.60%         0.50%         0.85%(g)
Administration Fees.........................................          0.20%         0.20%         0.20%            --
Other Expenses..............................................          0.15%(b)      0.15%(b)      0.15%(b)         --
Total Fund Annual Expenses..................................          0.85%         0.95%         0.85%         0.85%

---------------
(a) The Fund or its agents provided the fees and charges, which are based on 1999 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the agents.

(b) "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00%, and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and Eagle Asset Management Growth Equity Portfolios, respectively.

(c) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2000.

(d) Through arrangements with certain funds or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, total operating expenses presented in the table would have been 0.67% for the Fidelity VIP II Contrafund(R) Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.

(e) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(f) Morgan Stanley Asset Management has voluntarily agreed to waive its "Advisory Fees" and/or reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceeds 1.75% of average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the portfolio's annual operating expenses include certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed which were 0.04% of the average daily net assets for 1999. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Asset Management at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expense" would have been 1.25%, 0.25% and 2.62% respectively.

(g) The "Advisory Fees" include the ordinary operating expenses of the Fund.

SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Face Amount. The surrender charge is based on the Policy Year in which the surrender or decrease in Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the surrender charge premium, which appears on page 2.1 of your policy. A table of surrender charge premium rates per thousand appears in Appendix B to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
                        POLICY YEAR                           CHARGE PREMIUM
                        -----------                           --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%

     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your surrender charge premium.

     SURRENDER CHARGE LIMITS

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

     HOW THE POLICY WORKS.

     This example is based on the illustration for the first Policy Year from page A-3, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.47% for Policy Years 1-10 and 4.89% for Policy Years 11 and later:

Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     301.03
                                                                       ---------
equals:  Cash Value..................................................  $6,732.28
less:    Surrender charge (a percentage of surrender charge
         premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value........................................  $5,706.78

                                  SECTION IV:

             THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

THE SEPARATE ACCOUNT

     The Separate Account was established under the laws of Delaware as of May 24, 1996, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, they are held separately from the other assets of NYLIAC. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the policy and investment results applicable to those assets that are in excess of net assets supporting the policies.

     The Separate Account currently has 22 Investment Divisions, each of which invests solely in a corresponding Portfolio of the relevant Fund. We may, subject to any required regulatory approvals, add or delete Investment Divisions at our discretion.

YOUR VOTING RIGHTS.

     Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

     - to elect the Board of Directors of the Funds;

     - to ratify the selection of independent auditors for the Funds; and

     - on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the 1940 Act.

     The Funds are not required to and typically do not hold annual shareholder meetings. Whenever a shareholder vote is taken, we will give policyowners the opportunity to instruct us how to vote the number of shares attributable to their policies. If we do not receive instructions in time from all policyowners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions.

     The policyowner holds a voting interest in each Investment Division to which Cash Value is allocated. The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios.

OUR RIGHTS.

     We reserve the right to take certain actions in connection with the operation of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, we will seek policyowner approval.

     Specifically, we reserve the right to:

     - substitute, add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company or in any other form permitted by law;

     - deregister the Separate Account;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts; and

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

MAINSTAY VP SERIES FUND, INC.

     The Separate Account currently invests in fourteen Portfolios of the MainStay VP Series Fund, Inc. MacKay Shields LLC, Monitor Capital Advisors LLC, Madison Square Advisors LLC and New York Life Insurance Company provide investment advisory services to these Portfolios. SP -- American Century Investment Management, Inc., The Dreyfus Corporation and Eagle Asset Management, Inc. provide investment subadvisory services to certain Portfolios. As compensation for providing investment advisory services, MainStay VP Series Fund, Inc. pays each investment adviser a fee.

     The Portfolios, their investment advisers, subadvisers and fees are listed in the table below.

             INVESTMENT ADVISERS                                PORTFOLIOS                      ADVISORY FEE
             -------------------                                ----------                    -----------------
                                                                                              (AS A PERCENTAGE
                                                                                               OF THE AVERAGE
                                                                                              DAILY NET ASSETS)
MacKay Shields LLC ("MacKay Shields")          MainStay VP Capital Appreciation                     .36%
                                               MainStay VP Cash Management                          .25%
                                               MainStay VP Convertible                              .36%
                                               MainStay VP Government                               .30%
                                               MainStay VP High Yield Corporate Bond                .30%
                                               MainStay VP International Equity                     .60%
                                               MainStay VP Total Return                             .32%
                                               MainStay VP Value                                    .36%
Monitor Capital Advisors LLC ("Monitor")       MainStay VP Indexed Equity                           .10%
Madison Square Advisors LLC                    MainStay VP Bond                                     .25%
("Madison Square")                             MainStay VP Growth Equity                            .25%
Adviser: New York Life Insurance Company       MainStay VP American Century Income & Growth        0.50%
Subadviser: American Century Investment
  Management, Inc.
Adviser: New York Life Insurance Company       MainStay VP Dreyfus Large Company Value             0.60%
Subadviser: The Dreyfus Corporation
Adviser: New York Life Insurance Company       MainStay VP Eagle Asset Management Growth           0.50%
                                               Equity
Subadviser: Eagle Asset Management, Inc.

     See the prospectus for the MainStay VP Series Fund, Inc., which is attached to this prospectus.

THE ALGER AMERICAN FUND

     The Separate Account currently invests in the Alger American Small Capitalization Portfolio of the Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Portfolio available through the Alger American Fund for investment by the Separate Account.

     Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio. As compensation for such services, the Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for the Alger American Fund which is attached to this prospectus.

CALVERT VARIABLE SERIES, INC.

     The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series. Currently, the Calvert Social Balanced Portfolio is the only Portfolio available through the Calvert Variable Series for investment by the Separate Account.

     Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Social Balanced Portfolio. As compensation for such services, the Calvert Variable Series pays CAM a fee in the form of a daily charge at an annual rate of 0.70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, 0.65% of the next $500 million of average daily net assets of the Portfolio, and 0.60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert Social Balanced Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Calvert Variable Series which is attached to this prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

     The Separate Account currently invests in the Fidelity VIP II Contrafund Portfolio of the Variable Insurance Products Fund II trust, and the Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products Fund trust. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Portfolios available through the Fidelity Funds for investment by the Separate Account.

     Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund Portfolio and Fidelity VIP Equity-Income Portfolio. As compensation for such services, the Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this prospectus.

JANUS ASPEN SERIES

     The Separate Account currently invests in the Balanced and Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Balanced and Worldwide Growth Portfolios are the only Portfolios available through the Janus Aspen Series for investment by the Separate Account.

     Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios. As compensation for such services, the Janus Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of .75% for the first $300 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and
 .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. This fee reduction may be terminated or renewed annually. See the prospectus for the Janus Aspen Series which is attached to this prospectus.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     The Separate Account currently invests in the Emerging Markets Equity Portfolio of the Universal Institutional Funds, Inc. (the "Universal Fund"). Currently, the Emerging Markets Equity Portfolio is the only Portfolio available through the Universal Fund for investment by the Separate Account.

     Morgan Stanley Asset Management Inc. ("MS Asset Management") provides investment advisory services to the Emerging Markets Equity Portfolio. As compensation for such services, the Universal Fund pays MS Asset Management a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MS Asset Management has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Universal Fund which is attached to this prospectus.

T. ROWE PRICE EQUITY SERIES, INC.

     The Separate Account currently invests in the T. Rowe Price Equity Income Portfolio of the T. Rowe Price Equity Series, Inc. Currently, the T. Rowe Price Equity Income Portfolio is the only Eligible Portfolio available through the T. Rowe Price Equity Series, Inc. for investment by the Separate Account.

     T. Rowe Price Associates, Inc. provides investment advisory services to the
T. Rowe Price Equity Income Portfolio. As compensation for such services, the T. Rowe Price Associates, Inc. pays a management fee in the form of a daily charge at an annual rate of 0.85% of the average daily net assets of the T. Rowe Price Equity Income Portfolio. See the prospectus for the T. Rowe Price Equity Series, Inc. which is attached to this supplement.

THE PORTFOLIOS

     The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

     THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

     The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

     THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE MAINSTAY VP CONVERTIBLE PORTFOLIO

     The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks or the cash value of a stock or a basket or index of equity securities. Certain of the Portfolio's investments have speculative characteristics.

     THE MAINSTAY VP GOVERNMENT PORTFOLIO

     The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

     The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services,

Inc. ("Moody's") or BBB to B by Standard & Poor's(C) ("S&P(C)"). Securities rated lower than Baa by Moody's or BBB by S&P(C), or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.

     THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities.

     THE MAINSTAY VP TOTAL RETURN PORTFOLIO

     The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

     THE MAINSTAY VP VALUE PORTFOLIO

     The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay Shields' judgment.

     THE MAINSTAY VP BOND PORTFOLIO

     The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     THE MAINSTAY VP GROWTH EQUITY PORTFOLIO

     The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies that appear to have better than average potential for capital appreciation.

     THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

     The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R). Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500(R) in the same proportion as their representation in the S&P 500(R). The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by nor affiliated with the S&P 500(C). Standard & Poor's(R), S&P 500(R), "S&P(R)"; "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital. S&P does not sponsor, endorse, sell or promote the Indexed Equity Portfolio or represent the advisability of investing in the Portfolio.

     THE MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

     The MainStay VP American Century Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by primarily investing in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

     THE MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO

     The MainStay VP Dreyfus Large Company Value Portfolio seeks capital appreciation by investing principally in a portfolio of publicly traded equity securities of domestic and foreign issuers which are characterized as value companies.

     THE MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

     The MainStay VP Eagle Asset Management Growth Equity Portfolio seeks growth through long-term capital appreciation by investing in common stocks that Eagle Asset Management, Inc., the Portfolio's subadviser, believes have sufficient growth potential to offer above average long-term capital appreciation.

     THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Capitalization 600 Index.

     THE CALVERT SOCIAL BALANCED PORTFOLIO

     The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for this Portfolio.

     THE FIDELITY VIP II CONTRAFUND(R) PORTFOLIO

     The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing primarily in common stocks. FMR invests in securities of companies whose value it believes is not fully recognized by the public.

     THE FIDELITY VIP EQUITY-INCOME PORTFOLIO

     The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing at least 65% of total assets in income-producing equity securities. The Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

     THE JANUS ASPEN SERIES BALANCED PORTFOLIO

     The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40% to 60% of its assets in securities selected primarily for their growth potential and 40% to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

     THE JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO

     The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

     THE MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO

     The Morgan Stanley UIF Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. The Portfolio's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements that focus on shareholder value.

     THE T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income and also long-term capital appreciation by primarily investing in dividend-paying stocks, particularly of established companies, with favorable prospects for both increasing dividends and capital appreciation.
                            ------------------------

     Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of premiums to an Investment Division.

     The Funds' shares may also be available to certain separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may also be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to policyowners in connection with investment of premiums in the Investment Divisions, which, in turn, invest in the Portfolios. These services include, among others, providing information about the Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to
 .21% of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions.

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of the Funds, or of another registered open-end management investment company. We may do this if the shares of the Portfolios are no longer available for investment or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the law, substitutions of shares attributable to a policyowner's interest in an Investment Division will not be made until the policyowner has been notified of the change.

THE FIXED ACCOUNT

     We credit amounts in the Fixed Account with interest at fixed rates subject to a minimum guarantee. Funds in the Fixed Account are part of NYLIAC's general account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws as an investment company. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions of these statutes. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING.

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. We will set this rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

     TRANSFERS TO INVESTMENT DIVISIONS.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

          1. Maximum Transfer. An amount not greater than 10% of the value in the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year (the Policy Year following the Insured's 65th birthday, the date you indicate in the application or another date if we approve) only, the 10% maximum transfer limitation does not apply.

          2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

          3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be in writing on a form we have approved.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge [at .90% per annum]. These performance figures do not reflect any other policy charges, and, if they did, the returns shown would be reduced. See Appendix A for illustrations that show the impact of all policy charges (based on the assumptions there stated) of various assumed rates of investment return.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, rider charges and surrender charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

                                   SECTION V:

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the date the policy is approved by our underwriters or the date we receive the first premium payment. However, in no event will coverage begin prior to the Policy Date.

PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 95. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premiums must be sent to our Premium Remittance Center or to the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on page two of the policy. The policyowner may elect not to make a planned premium payment at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt.

     No premium, planned or unplanned, may be an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment by check is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it and we agree.

TERMINATION

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days commencing with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and there will be no Cash Value or death benefit.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any unpaid loan and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Section VI:
Additional Information--Payment Options."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a life insurance benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. Life Insurance Benefit Option 2 provides a life insurance benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section VI: Additional Information--Payment Options." We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. We will reduce the amount of the life insurance benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance.

     SELECTION OF LIFE INSURANCE BENEFIT TABLE.

     Under either Life Insurance Benefit Option, the death benefit cannot be less than the policy's Cash Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 table. The policyowner may choose either the "Corridor" table or the "CVAT" table, which are described below, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table.

     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) both a "guideline premium" test and a "cash value corridor" test or (2) a "cash value accumulation" test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the cash value accumulation test. A policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702, which test limits the amount of premiums that may be paid into the policy.

     Also, because the percentages used for a corridor test under the guideline premium test are lower than under the cash value accumulation test, a guideline premium/cash value corridor policy must attain a higher level of cash value before the relevant Internal Revenue Code table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a cash value accumulation test policy is more likely to incur such additional charges.

                                 CORRIDOR TABLE

INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

     THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT.

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table.........      215%       215%
(4) Cash Value multiplied by Percentage from Corridor
      Table.................................................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)..................  $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is male, and assuming that the age at death is 45:

                                                              POLICY A   POLICY B
                                                              --------   --------
(1) Face Amount.............................................  $100,000   $100,000
(2) Cash Value on Date of Death.............................  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.............      294%       294%
(4) Cash Value multiplied by Percentage from CVAT Table.....  $147,000   $ 88,200
(5) Death Benefit = Greater of (1) and (4)..................  $147,000   $100,000

     FACE AMOUNT CHANGES.

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the surrender charge premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000.

     LIFE INSURANCE BENEFIT OPTION CHANGES.

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charge will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. See "Section III: Charges Under the Policy--Surrender Charge."

CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE.

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the policyowner's Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Section V: General Provisions of the Policy--Loans." The Cash Value also reflects various charges. See "Section III: Charges Under the Policy."

     CASH SURRENDER VALUE.

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

TRANSFERS

     All or part of the Cash Value may be transferred among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. See "Section IV: The Separate Account, the Funds and the Fixed Account--The Fixed Account."

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separated from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Accumulation Values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by asset allocation and/or market timing services on behalf of policyowners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There will be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

     LOAN ACCOUNT.

     The Loan Account secures any Policy Debt, and is part of our general account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

     INTEREST ON VALUE IN LOAN ACCOUNT.

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2% less than the effective annual loan interest rate and in no event will it be less than 4%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

     LOAN INTEREST.

     Unless we set a lower rate for any period, the effective annual loan interest rate is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT.

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

FREE LOOK PROVISION

     The policy contains a provision that permits cancellation by returning it to our Service Office, or to the registered representative through whom it was purchased, at any time during the free look period. The free look period begins on the date the policy is delivered to the policyowner and the policyowner signs for it and ends 20 days later. Unless otherwise required by state law, the policyowner will then receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and partial withdrawals.

EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                  SECTION VI:

                             ADDITIONAL INFORMATION

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                POSITIONS DURING LAST FIVE YEARS:

Seymour Sternberg...........
                          Chairman of the Board, Chief Executive Officer and President of New York Life from April 1997 to date; President and Chief Operating Officer of New York Life from October 1995 to April 1997; Vice Chairman and President Elect from February 1995 to October 1995; Executive Vice President prior thereto. President of NYLIAC from November 1995 to May 1997.

Frederick J. Sievert........
                          Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to January 1997; Senior Vice President and Chief Financial Officer--Individual Operations prior thereto. President of NYLIAC from May 1997 to date; Executive Vice President from November 1995 to May 1997; Senior Vice President prior thereto.

Richard M. Kernan, Jr.......
                          Executive Vice President and Chief Investment Officer of New York Life from March 1991 to date.

George G. Trapp.............
                          Executive Vice President of New York Life from June 1995 to date and Corporate Secretary of New York Life from November 1995 to date; Senior Vice President of New York Life from 1991 until June 1995. Member of the Executive Management Committee of New York Life since 1994.

Phillip J. Hildebrand.......
                          Executive Vice President of New York Life from March 1999 to date; Senior Vice President in charge of the Agency Department of New York Life from 1996 to March 1999. Managing Partner of Dallas General Office of New York Life from 1994 to 1996.

Howard I. Atkins............
                          Executive Vice President and Chief Financial Officer of New York Life and NYLIAC from April 1996 to date; Chief Financial Officer of Midlantic Corporation prior thereto.

Robert D. Rock..............
                          Senior Vice President in charge of the Individual Annuity Department of New York Life from March 1992 to date; Vice President prior thereto. Senior Vice President of NYLIAC from April 1992 to date.

Frank M. Boccio.............
                          Senior Vice President in charge of Individual Policy Services Department of New York Life since July 1995; Vice President of New York Life from 1994 to 1995.

Michael G. Gallo............
                          Senior Vice President in charge of the Individual Life Department of New York Life from July 1995 to date; Senior Vice President--Northeastern Agencies from February 1994 to July 1995; Vice President prior thereto. Senior Vice President of NYLIAC from August 1995 to date.

Solomon Goldfinger..........
                          Senior Vice President and Chief Financial Officer in charge of the Financial Management Department of New York Life from July 1995 to date; Senior Vice President in charge of the Individual Life Department prior thereto. Senior Vice President of NYLIAC from April 1992 to date.

OFFICERS:

Jay S. Calhoun, III.........
                          Senior Vice President and Treasurer of New York Life from March 1997 to date; Vice President and Treasurer from November 1992 to March 1997; Corporate Vice President prior thereto. Senior Vice President and Treasurer of NYLIAC from May 1997 to date; Vice President and Treasurer of NYLIAC from January 1993 to May 1997.

Patrick G. Colloton.........
                          Senior Vice President of New York Life from January 1998 to date; Vice President from April 1996 to January 1998. Vice President of NYLIAC from

                          November 1996 to date. Senior Vice President, Individual Strategic Business Unit, Business Men's Assurance Company, prior thereto.

Joel M. Steinberg...........
                          Vice President and Actuary of New York Life from March 1998 to date; Corporate Vice President and Actuary from March 1996 to March 1998. Actuary prior to March 1996.

Gary E. Wendlandt...........
                          Executive Vice President in charge of the Asset Management business of New York Life from May 1999 to date. Executive Vice President of NYLIAC from March 2000 to date. Executive Vice President and Chief Investment Officer of MassMutual Life Insurance Company, June 1992 to April 1999.

Richard C. Schwartz.........
                          Senior Vice President of New York Life from March 1998 to date. Senior Vice President of NYLIAC from March 2000 to date. Vice President of New York Life from 1993.

David F. Boyle..............
                          Vice President of New York Life from October 1999 to date. Vice President of NYLIAC from November 1999 to date. Vice President, Large Corporate Markets, MassMutual Life Insurance Company prior thereto.

John A. Cullen..............
                          Vice President and Deputy Controller of New York Life from November 1999 to date; Vice President prior thereto. Vice President and Controller of NYLIAC from December 1999 to date; Vice President and Assistant Controller prior thereto.

Frank J. Ollari.............
                          Senior Vice President in charge of the Mortgage Finance Department of New York Life from October 1989 to date. Senior Vice President of NYLIAC from April 1992 to date.

Stephen N. Steinig..........
                          Senior Vice President and Chief Actuary of New York Life from February 1994 to date; Chief Actuary and Controller prior thereto. Senior Vice President and Chief Actuary of NYLIAC from May 1991 to date.
* Principal business address is 51 Madison Avenue, New York, New York 10010.

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policies and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of treasury regulations or revenue rulings.

     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, the policyowner should consult with a tax advisor.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT.

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and its operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

                               CHARGES FOR TAXES.

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Internal Revenue Code Section 848 by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this tax liability. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of
Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest on policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

                 DIVERSIFICATION STANDARDS AND CONTROL ISSUES.

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, we intend to comply with Section 817(h) and its regulations for each Portfolio. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55% of the value of a Separate Account's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account.

     The general diversification requirements of Section 817(h) are modified with regard to assets of the Separate Account that are direct obligations of the United States Treasury. Even if a separate account invests only in United States Treasury securities it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of a separate account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Portfolios will be structured to comply with the general diversification standards because they serve as investment vehicles for certain variable annuity contracts that must comply with the general standards.

     In connection with its issuance of temporary regulations under Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        LIFE INSURANCE STATUS OF POLICY.

     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Internal Revenue Code Section 101(a)(1). (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

                      MODIFIED ENDOWMENT CONTRACT STATUS.

     A policy will be a modified endowment contract if it satisfies the definition of life insurance contained in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Internal Revenue Code
Section 7702A or was received in exchange for a modified endowment contract. A policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, we have procedures to monitor whether, under our current interpretations of the law, increases in the death benefit or additional premiums either cause the start of a new seven-year test period or cause the policy to be a modified endowment contract. All additional premiums will be considered in these determinations.

     If the policyowner pays a premium that exceeds the 7-pay limit, we will notify and give the policyowner the opportunity to prevent the policy from becoming a modified endowment contract by requesting that the excess premium be returned to him or her. If the policy becomes a modified endowment contract, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

                      SURRENDERS AND PARTIAL WITHDRAWALS.

     Upon a surrender of a policy for its Cash Surrender Value, less any Policy Debt, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.

     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that a policyowner consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. This penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                         LOANS AND INTEREST DEDUCTIONS.

     We also believe that under current law any loan received under the policy will be treated as policy debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     Certain changes to the Internal Revenue Code were recently proposed that would negatively impact corporate owned and corporate sponsored life insurance, including the policies offered by this prospectus. The proposals, if enacted, would reduce the amount of interest that is deductible on loans that are not made in connection with a policy.

     Present law provides that interest on policy loans or other indebtedness that can be traced to life insurance policies generally is not deductible unless the policy insures the life of one of a limited number of key persons of a business. A key person includes an officer or 20% owner. In addition, the interest deductions for most companies for interest on other indebtedness are reduced under a proration rule if the business is a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts. The proration rule does not apply if the contract covers an employee, director, officer or 20% owner. The proposals would repeal the exception under the proration rule for contracts covering employees, directors, or officers, other than 20% owners, for taxable years beginning after the date of enactment. The effect of this proposed partial repeal of the exception to the proration rule would be to increase the after-tax cost of such policies in most cases.

     NYLIAC cannot, at this time, predict or otherwise represent whether, when or in what form any of the proposals may, in fact, be enacted.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

                       CORPORATE ALTERNATIVE MINIMUM TAX.

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

                     EXCHANGES OR ASSIGNMENTS OF POLICIES.

     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit that is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a policyowner should consult with a qualified tax advisor.

                               OTHER TAX ISSUES.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

                                  WITHHOLDING.

     Under Internal Revenue Code Section 3405, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                              REINSTATEMENT OPTION

     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     - A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     - Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     - Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. See

"Section III: Charges Under the Policy -- Surrender Charge." If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

     If we do reinstate the policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

ADDITIONAL BENEFITS AVAILABLE BY RIDER

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following rider is currently available.

     ADJUSTABLE TERM INSURANCE RIDER.

     This rider provides term insurance coverage on the Insured. The initial term amount is shown on page 2 of your Policy. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC
Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term amount.

     ALTERNATE CASH SURRENDER VALUE BENEFIT RIDER

     This rider provides for an alternate cash surrender value benefit equal to the policy's cash value plus the value of the deferred premium account if every policy owned by you and which is part of a policy series is surrendered at the same time. "Policy series" means all policies owned by you issued with this rider. This rider expires at the earliest of the date a partial withdrawal or loan is taken, the policy lapse date or the rider expiry date. The rider must be selected at policy application.

     Charges deducted from the premium, including the Sales Expense Charge, the State Tax Charge and the Federal Tax Charge, are held in the deferred premium account. The deferred premium account is not an Investment Division. It does not accrue interest and is not considered when calculating maximum loan or partial withdrawal amounts. During the first policy year, the value of the deferred premium account is equal to the sum of all the premium expense charges collected. Starting with the first monthly deduction day in the second policy year and ending on the last monthly deduction day prior to the rider expiry date, the balance held in the deferred premium account is reduced based on a straight line amortization.

     The cost for this rider is deducted on each monthly deduction day while the rider is in effect. The monthly cost of the rider is calculated as the monthly rider rate times the sum of the value of the deferred premium account and the surrender charge as of the prior monthly deduction day. Monthly rider rates will be set by us in advance, and will not exceed 2.5%.

PAYMENT OPTIONS

     We will pay death benefits in one sum or, if elected, we will apply all or part of the death benefit under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits, less Policy Debt, paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, the policyowner can elect or change a payment option. The policyowner can also elect or change one or more beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can instead elect a payment option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES.

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree to some other payee. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B).

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2).

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity contract that is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the Option 2 Table, which appears in Section 9 of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     Upon request, we will state in writing what the minimum amount of each monthly payment would be under this option. It is based on the sex and adjusted age of the payee or payees. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1996 AND                                                   2036 AND
EARLIER    1997-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
+2 years    +1 year        0        -1 year    -2 years    -3 years

     We make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

BENEFICIARY

     A Beneficiary is any person or entity the policyowner names to receive the Death Benefit after the Insured dies. The policyowner names the Beneficiary when he or she applies for the policy. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Service Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the death benefit is paid to the policyowner or, if deceased, the policyowner's estate.

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals.

WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value less any Policy Debt, partial withdrawal, loan proceeds or the death benefit are made within 7 days after we receive all requirements at our Service Office or such other location that we indicate to you in writing. However, we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that: (1) it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     Amounts payable from the Fixed Account may be deferred for up to 6 months from the date the request is received at our Service Office.

     We can also delay payment of any amounts attributable to a check you have given us for a reasonable time (but not more than 2 weeks) to allow your check to clear.

     We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year limit on our right to challenge the policy. Upon receiving the information from a completed investigation, we generally make a determination within 5 days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option. See "Section VI:
Additional Information--Payment Options."

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and MainStay Institutional Funds Inc.

     For policies issued prior to September 28, 1999, the commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premiums paid.

     For policies issued on or after September 28, 1999, the commissions paid during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (2.5% in Policy Years two through ten) plus 1.25% of premiums paid in excess of such amount. No commissions are paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

     A table of surrender charge premium rates per thousand appears in Appendix B to the Policy Prospectus.

LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

EXPERTS

     The financial statements of NYLIAC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Separate Accounts as of December 31, 1999 and for the year then ended included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Actuarial matters in this prospectus have been examined by Irwin L. Don, FSA, MAAA, Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1999, 1998, and 1997, and of the Separate Account (including the Auditor's report) for the year ended December 31, 1999. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy.

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a policy issued to a male, non-smoker, age 45, on a medically underwritten basis, with a planned annual premium of $7,500 and an initial death benefit of $350,000. It assumes that Life Insurance Benefit Option 1 and Internal Revenue Code Section 7702 Guideline Premium Corridor Table have been selected. It also assumes that 100% of the Net Premium is allocated to purchase Accumulation Units.

     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will help you understand how the policy works.

     The Cash Value, Cash Surrender Value and death benefit for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account, the Fixed Account, and the Loan Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if the planned premium payments were not paid on the policy anniversary during the period of time illustrated.

     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from Planned Premiums and the Accumulation Value at their current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to the current annual rate of 0.70% (for Policy Years one through ten) and the currently expected annual rate of 0.30% (for Policy Years eleven and later), which is deducted daily.

     The second table also reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premium and the Accumulation Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.90% (for all Policy Years), which is deducted daily.

     The tables also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.75% of the average daily net assets of the Funds. The total is based upon (a) 0.46% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets, which is an average of the administrative fees for each Portfolio; and (c) 0.15% of average daily net assets, which is an average of the other expenses after expense reimbursement for each Portfolio. Actual fees and expenses of the Funds may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     "Other Expenses" and "Total Fund Annual Expenses" for certain Portfolios reflect expense reimbursements that are referred to in the table above under "Fund Charges".

     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement arrangement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00%, and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios, respectively.

     Taking into account the assumed charges for mortality and expense risks in the Separate Account and the average fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.44%, 4.47% and 10.38%, respectively, based on the current charge for mortality and expense risks, applicable to Policy Years one through ten; -1.05%, 4.89% and 10.83%, respectively, based on the current expected charge for mortality and expense risks, applicable to Policy Years eleven and later, and -1.64%, 4.26% and 10.16%, respectively, based on the guaranteed maximum charge for mortality and expense risks, applicable to all Policy Years.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the planned annual premium was invested and earned interest, after taxes, at 5% per year, compounded annually.

     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE:  45, NON-SMOKER MEDICALLY UNDERWRITTEN CLASS
PLANNED ANNUAL PREMIUM:  $7,500
INITIAL FACE AMOUNT:  $350,000
SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                                                                                              END OF YEAR
                                     END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)        CASH SURRENDER VALUE(2)
                                      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    -----------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)     0%        6%         12%        0%        6%         12%        0%        6%         12%
-----------   --------------------   -------   -------   ---------   -------   -------   ---------   -------   -------   ---------
     1                7,875          350,000   350,000     350,000     6,334     6,732       7,131     5,309     5,707       6,105
     2               16,144          350,000   350,000     350,000    12,491    13,678      14,913    11,466    12,653      13,888
     3               24,826          350,000   350,000     350,000    18,508    20,884      23,454    17,483    19,859      22,429
     4               33,942          350,000   350,000     350,000    24,375    28,350      32,821    23,349    27,324      31,796
     5               43,514          350,000   350,000     350,000    30,094    36,090      43,107    29,069    35,065      42,082
     6               53,565          350,000   350,000     350,000    35,661    44,111      54,404    34,842    43,292      53,585
     7               64,118          350,000   350,000     350,000    41,061    52,413      66,808    40,445    51,797      66,192
     8               75,199          350,000   350,000     350,000    46,177    60,894      80,330    45,767    60,484      79,921
     9               86,834          350,000   350,000     350,000    51,229    69,778      95,306    51,022    69,572      95,099
    10               99,051          350,000   350,000     350,000    56,214    79,084     111,890    56,214    79,084     111,890
    15              169,931          350,000   350,000     350,000    79,668   133,421     228,860    79,668   133,421     228,860
    20              260,394          350,000   350,000     519,277    97,851   200,490     425,637    97,851   200,490     425,637
    30              523,206          350,000   428,800   1,380,622   115,030   400,747   1,290,301   115,030   400,747   1,290,301

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE:  45, NON-SMOKER MEDICALLY UNDERWRITTEN CLASS
SCHEDULED ANNUAL PREMIUM:  $7,500
INITIAL FACE AMOUNT:  $350,000
SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
LIFE INSURANCE BENEFIT OPTION 1

                          ASSUMING GUARANTEED CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 6%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                7,875          350,000    350,000    350,000     5,149      5,505      5,862     4,124      4,480      4,836
     2               16,144          350,000    350,000    350,000    10,116     11,146     12,221     9,091     10,121     11,195
     3               24,826          350,000    350,000    350,000    14,907     16,935     19,135    13,882     15,909     18,109
     4               33,942          350,000    350,000    350,000    19,488     22,842     26,628    18,462     21,816     25,603
     5               43,514          350,000    350,000    350,000    23,865     28,878     34,771    22,839     27,853     33,745
     6               53,565          350,000    350,000    350,000    28,045     35,057     43,641    27,226     34,238     42,822
     7               64,118          350,000    350,000    350,000    31,996     41,353     53,290    31,380     40,737     52,674
     8               75,199          350,000    350,000    350,000    35,688     47,744     63,779    35,278     47,334     63,369
     9               86,834          350,000    350,000    350,000    39,128     54,243     75,216    38,921     54,036     75,010
    10               99,051          350,000    350,000    350,000    42,287     60,830     87,691    42,287     60,830     87,691
    15              169,931          350,000    350,000    350,000    53,319     94,931    170,541    53,319     94,931    170,541
    20              260,394          350,000    350,000    376,137    54,079    130,444    308,309    54,079    130,444    308,309
    30              523,206                *    350,000    948,617         *    198,043    886,558         *    198,043    886,558

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.
 * Without additional premiums above the annual scheduled premium, the policy would terminate in this scenario.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                                   APPENDIX B
                  SURRENDER CHARGE PREMIUM RATES PER THOUSANDS

     The surrender charge premium for the policy at the time of issue is equal to (a * b)/1000 where (a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount.

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                                       B-1